Exhibit 32.1
Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of AMH Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Caporale, Jr., Chairman, President and Chief Executive Officer of AMI, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AMI.

Date: March 24, 2006	By:	/s/ Michael Caporale, Jr.
Michael Caporale, Jr.
Chairman, President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to AMI and will be retained by AMI and furnished to the Securities and Exchange Commission or its staff upon request.

101